NUMBER                               Guitron                              SHARES
                               International Inc.
 COMMON STOCK                                                      COMMON STOCK
PAR VALUE $.001                                                  PAR VALUE $.001

                           Guitron International Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 40204M 10 1

THIS CERTIFIES THAT

                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE,
                         OF GUITRON INTERNATIONAL INC.
                              (the "Corporation").

      The shares represented by this certificate are transferable on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Certificate of Incorporation and Bylaws of the Corporation and any amendments thereto, copies of which are on file at the principal executive offices of the Corporation, to all of which provisions the holder by acceptance hereof assents.
      This certificate is not valid unless countersigned and registered by the Corporation's Transfer Agent and Registrar.
      IN WITNESS THEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:                        [SEAL]


SECRETARY AND TREASURER                                          PRESIDENT

COUNTERSIGNED AND REGISTERED:
 CONTINENTAL STOCK TRANSFER & TRUST COMPANY
             (Jersey City, NJ)
                             TRANSFER AGENT
                              AND REGISTRAR
BY

                         AUTHORIZED OFFICER

                           GUITRON INTERNATIONAL INC.

      THE ISSUER OF THESE SHARES (THE "COMPANY") WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF ALL OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED BY THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

      The following abbreviations, when used in the inscription of the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common
TEN ENT   -as tenants by the entireties
JT TEN    -as joint tenants with right
           of survivorship and not as
           tenants in common


  UNIF GIFT MIN ACT-________Custodian_________
                     (cust)           (minor)
                    under Uniform Gifts to Minors
                    Act__________________________
                                (state)
UNIF TRANS MIN ACT-________Custodian_________
                    (cust)           (minor)
                   under Uniform Gifts to Minors
                   Act__________________________
                               (state)


Additional abbreviations may also be used though not in the above list.

For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney,
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:_____________________


                                         X______________________________________

                                         X______________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17-Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO ISSUANCE OF A REPLACEMENT CERTIFICATE.